Commitments and Contingencies	12 Months Ended
Dec. 31, 2021
Commitments and Contingencies.
Commitments and Contingencies

22.Commitments and Contingencies

(a)Operating lease commitments

The Company leases offices for operation under operating leases. Future minimum lease payments under non-cancellable operating leases with initial terms in excess of one year is included in Note 8.

(b)Investment commitments

The Group’s investment commitments primarily relate to capital contributions obligation under certain arrangement which does not have contractual maturity date. As of December 31, 2021, the total investment commitments contracted but not yet reflected in the financial statements amounted to approximately RMB140,000 (US$21,969).

(c)Contingencies

In the ordinary course of business, the Group is from time to time involved in legal proceedings and litigations. Between August and December 2018, several putative shareholder class action lawsuits were filed against the Group and certain of its officers and directors in the U.S. District Court for the Southern District of New York (“SDNY”) and the Superior Court of the State of California. In March 2020, the court granted the Group’s motion to dismiss the claims in the consolidated action in the SDNY, following which the plaintiffs filed an appeal in April 2020. The judgement of the U.S. District Court for SDNY was affirmed by the United States Court of Appeals for the Second Circuit in August 2021. In February 2021, the Superior Court of the State of California dismissed all claims against the Group for lack of personal jurisdiction. As of December 31, 2021, the Group did not consider an unfavorable outcome in any material respects in the outstanding legal proceedings and litigations to be probable.